UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 19,  2018

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

□

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 19,  2018.

The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board"),  to extend the term of the Company’s 2007 Stock Incentive Plan for a ten-year period through April 24, 2027, and to ratify the appointment of Deloitte & Touche LLP as independent auditor.

All nominees for election to the Board were elected for a one year term expiring at the annual meeting of stockholders in the following year.  Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below.  The Company's independent inspector of election reported the vote of the stockholders as follows:

Election of Directors (Percentages shown are of the votes cast)
				Broker
	For	Against	Abstain	Non-Vote
Thomas Peterffy	368,932,635	23,979,309	220,182	13,908,826
	93.84%	6.10%	0.06%
Earl H. Nemser	368,139,418	24,967,086	25,622	13,908,826
	93.64%	6.35%	0.01%
Milan Galik	377,736,136	15,369,351	26,639	13,908,826
	96.08%	3.91%	0.01%
Paul J. Brody	376,373,517	16,731,874	26,735	13,908,826
	95.73%	4.26%	0.01%
Lawrence E. Harris	392,075,921	1,029,564	26,641	13,908,826
	99.73%	0.26%	0.01%
Richard Gates	392,602,806	502,618	26,702	13,908,826
	99.86%	0.13%	0.01%
Gary Katz	392,621,565	483,835	26,726	13,908,826
	99.87%	0.12%	0.01%
Kenneth J. Winston	392,965,833	138,699	27,594	13,908,826
	99.95%	0.04%	0.01%

Stockholders approved the amended 2007 Stock Incentive Plan, extending its term for a ten-year period through April 24, 2027, by a vote of 369,512,215 for; 23,580,411 against; 39,500 abstentions; and 13,908,826 broker non-votes.

Stockholders approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, by a vote of 406,441,855 for; 498,976 against; and 100,121 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24,  2018

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary